ROGÉ PARTNERS FUNDS

Rogé Partners Fund

Rogé Select Opportunities Fund

Supplement dated May 23, 2003

 to the

Statement of Additional Information

dated October 31, 2007

The following information supersedes and replaces any contrary information contained in the Statement of Additional Information (“SAI”), and is hereby added to the SAI under the section entitled “Description of Securities, Other Investment Policies and Risk Considerations”:

PIPE - Private Investment in Public Equity.  Each Fund may invest up to 5% of its net assets in PIPEs.

A PIPE is a private placement security offered by an already public company at a discount to the current market value per share for the purpose of raising capital. PIPEs are offered to selected accredited investors (usually to selected institutional accredited investors) wherein investors enter into a purchase agreement committing them to purchase securities and, usually, requiring the issuer to file a resale registration statement covering the resale from time to time of  the securities the investors purchased in the private placement. PIPE transactions may involve the sale of common stock, convertible preferred stock, convertible debentures, warrants, or other equity or equity-like securities of an already-public company. There are two main types of PIPEs - traditional and structured. A traditional PIPE is one in which stock, either common or preferred, is issued at a set price to raise capital for the issuer. A structured PIPE, on the other hand, issues convertible debt (common or preferred shares).

Common PIPE transactions include: the sale of common stock at a fixed price; the sale of common stock at a fixed price, together with fixed price warrants; the sale of common stock at a fixed price, together with resettable or variable priced warrants; the sale of common stock at a variable price; the sale of convertible preferred stock or convertible debt; and a venture-style private placement for an already public company.

Usually, the issuer of a PIPE cannot issue more than 20% of outstanding stock in the PIPE transaction without shareholder approval and prior notification to exchanges.  The purchaser, in this case, the Funds (not the issuer), bear the market risk.

PIPE transactions will generally result in a Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. A Fund's ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the Securities Act, as amended, or otherwise under the federal securities laws. For more detail, please refer to the "Illiquid or Restricted Securities" section of this SAI.

PIPE transactions may be entered into with smaller capitalization public companies, which will entail business and financial risks comparable to those of investments in the publicly-issued securities of smaller capitalization companies. The risks of investing in small capitalization companies are described in more detail in the Prospectus "Principal Risks of Investing in the Funds-- Small Company Risk" section.

There can be no guarantee that there will be an active or liquid market for the stock of any small capitalization company due to the possible small number of shares issued by the company and the small number of stockholders. As a result, even if a Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities. There is no guarantee that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Funds' investments.